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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
                                 Current Report

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  July 20, 2004

                Date of Report (Date of earliest event reported)

                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number : 0-13086

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        North Carolina                              56-1382275
   (State of incorporation)            (I.R.S. Employer Identification No.)

   1501 Highwoods Boulevard, Suite 400
       Greensboro, North Carolina                                       27410
(Address of principal executive offices)                              (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                           This Form 8-K has 13 pages.


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ITEM 12.   Results of Operations and Financial Condition
          The purpose of this Current Report on Form 8-K is to file FNB Financial Services Corporation's second quarter 2004 earnings release.

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EXHIBIT INDEX
Exhibit 99.1 Earnings Release issued July 20, 2004

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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FNB FINANCIAL SERVICES CORPORATION
                                                         (Registrant)
                                                  By: /s/ MICHAEL W. SHELTON
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                                                      Michael W. Shelton
                                                   Senior Vice President and
                                                    Chief Financial Officer
Date: July 21, 2004